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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 1997
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                                APPLEWOODS, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                    0-27850                         13-3859709
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(State or other            (Commission                    (IRS Employer
jurisdiction of             File Number)             Identification No.)
Formation)

274 Riverside Avenue, Westport, Connecticut                     06881
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (203) 227-4912
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          (Former name or former address, if changes since last report)

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Item 5.  Other Events.

                  On November 21, 1997, the Registrant learned from news sources that Sherman Drusin, a director of the Registrant, pleaded guilty to conspiracy to commit securities and wire fraud and conspiracy to commit money laundering in connection with the underwriting of the Registrant's initial public offering in April 1996. Mr. Drusin was at that time associated with Sterling Foster, Inc., the managing underwriter of the Company's initial public offering. Mr. Drusin resigned as a director of the Registrant effective as of November 24, 1997.





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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                                APPLEWOODS, INC.


                                                By:  /s/ Roger Buoy
                                                     --------------------------
                                                     Roger Buoy
                                                     Chief Executive Officer


Dated:   November 25, 1997